Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)	Six Months Ended
	June 30,

	2013	2012	Change

Interest income	$461,903	516,464	(10.6)%
Interest expense	60,012	82,148	(26.9)

Net interest income	401,891	434,316	(7.5)
Provision for loan losses	48,773	110,271	(55.8)

Net interest income after provision for loan losses	353,118	324,045	9.0

Non-interest income:
Service charges on deposit accounts	38,716	36,915	4.9
Fiduciary and asset management fees	22,083	21,627	2.1
Brokerage revenue	14,595	12,942	12.8
Mortgage banking income	14,255	13,986	1.9
Bankcard fees	14,902	16,072	(7.3)
Investment securities gains, net	1,448	24,253	(94.0)
Other fee income	11,262	9,651	16.7
(Decrease) increase in fair value of private equity investments, net	(1,140)	7,372	nm
Other non-interest income	13,692	17,798	(23.1)

Total non-interest income	129,813	160,616	(19.2)

Non-interest expense:
Salaries and other personnel expense	183,396	187,795	(2.3)
Net occupancy and equipment expense	50,550	52,865	(4.4)
FDIC insurance and other regulatory fees	16,420	27,966	(41.3)
Foreclosed real estate expense, net	18,441	43,680	(57.8)
Losses (gains) on other loans held for sale, net	79	(99)	nm
Professional fees	17,511	19,196	(8.8)
Third-party services	20,295	16,735	21.3
Visa indemnification charges	801	4,713	(83.0)
Restructuring charges	6,607	2,252	193.4
Other operating expenses	49,372	56,296	(12.3)

Total non-interest expense	363,472	411,399	(11.6)

Income before income taxes	119,459	73,262	63.1
Income tax expense (benefit)	44,350	(2,182)	nm

Net income	75,109	75,444	(0.4)

Dividends and accretion of discount on Series A Preferred Stock	29,594	29,272	1.1

Net income available to common shareholders	$45,515	46,172	(1.4)

Basic EPS
Net income available to common shareholders	0.06	0.06	(5.4)

Diluted EPS
Net income available to common shareholders	0.05	0.05	(1.6)

Cash dividends declared per common share	0.02	0.02	-

Return on average assets	0.58%	0.57	1.8
Return on average common equity	3.51	4.87	(27.9)

Average common shares outstanding - basic	819,245	786,355	4.2%
Average common shares outstanding - diluted	910,886	909,542	0.1

nm - not meaningful

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)		2013		2012			2nd Quarter

		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘13 vs. ‘12 Change

Interest income	$	231,512	230,391	240,000	247,676	253,809	(8.8)%
Interest expense		29,435	30,577	32,544	35,331	40,453	(27.2)

Net interest income		202,077	199,814	207,456	212,345	213,356	(5.3)
Provision for loan losses		13,077	35,696	146,526	63,572	44,222	(70.4)

Net interest income after provision for loan losses		189,000	164,118	60,930	148,773	169,134	11.7

Non-interest income:
Service charges on deposit accounts		19,195	19,521	20,883	20,404	18,684	2.7
Fiduciary and asset management fees		11,111	10,971	10,537	10,340	10,792	3.0
Brokerage revenue		7,002	7,594	7,127	6,844	6,295	11.2
Mortgage banking income		7,338	6,917	9,025	9,261	7,983	(8.1)
Bankcard fees		7,838	7,064	10,137	7,866	8,493	(7.7)
Investment securities gains, net		1,403	45	8,233	6,656	4,170	(66.4)
Other fee income		5,775	5,487	6,211	5,276	4,951	16.6
(Decrease) increase in fair value of private equity investments, net		(883)	(257)	1,805	(944)	7,279	nm
Other non-interest income		6,313	7,379	6,159	7,530	7,830	(19.4)

Total non-interest income		65,092	64,721	80,117	73,233	76,477	(14.9)

Non-interest expense:
Salaries and other personnel expense		89,479	93,917	94,901	93,177	95,173	(6.0)
Net occupancy and equipment expense		26,383	24,167	26,063	26,647	26,159	0.9
FDIC insurance and other regulatory fees		7,941	8,480	8,237	9,205	13,302	(40.3)
Foreclosed real estate expense, net		7,502	10,940	34,978	11,997	20,708	(63.8)
(Gains) losses on other loans held for sale, net		(86)	165	675	4,104	(1,058)	nm
Professional fees		10,416	7,095	12,037	10,074	9,929	4.9
Third-party services		10,366	9,929	9,540	9,429	9,900	4.7
Visa indemnification charges		764	37	757	833	1,734	(55.9)
Restructuring charges		1,758	4,850	1,969	1,192	1,393	26.2
Other operating expenses		26,663	22,706	24,189	24,834	31,024	(14.1)

Total non-interest expense		181,186	182,286	213,346	191,492	208,264	(13.0)

Income before income taxes		72,906	46,553	(72,299)	30,514	37,347	95.2
Income tax expense (benefit)		27,371	16,979	(796,339)	(211)	(2,105)	nm

Net income		45,535	29,574	724,040	30,725	39,452	15.4

Dividends and accretion of discount on Series A Preferred Stock		14,818	14,776	14,736	14,695	14,649	1.2

Net income available to common shareholders	$	30,717	14,798	709,304	16,030	24,803	23.8

Basic EPS
Net income available to common shareholders		0.04	0.02	0.90	0.02	0.03	14.5

Diluted EPS
Net income available to common shareholders		0.03	0.02	0.78	0.02	0.03	23.7

Cash dividends declared per common share		0.01	0.01	0.01	0.01	0.01	-

Return on average assets *		0.69%	0.46%	11.13%	0.47%	0.60	15.0
Return on average common equity *		4.70	2.30	149.46	3.30	5.24	(10.3)

Average common shares outstanding - basic		851,093	787,043	786,576	786,576	786,576	8.2%
Average common shares outstanding - diluted		910,937	910,835	911,251	910,396	909,761	0.1

nm - not meaningful

*	- ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2013	December 31, 2012	June 30, 2012
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$428,487	614,630	523,302
Interest bearing funds with Federal Reserve Bank	1,459,251	1,498,390	1,301,244
Interest earning deposits with banks	22,065	23,442	16,003
Federal funds sold and securities purchased under resale agreements	88,636	113,517	118,098
Trading account assets, at fair value	23,069	11,102	12,331
Mortgage loans held for sale, at fair value	112,761	212,663	120,007
Other loans held for sale	12,083	10,690	32,601
Investment securities available for sale, at fair value	3,077,706	2,981,112	3,570,346

Loans, net of deferred fees and costs	19,608,283	19,541,690	19,680,127
Allowance for loan losses	(334,880)	(373,405)	(453,325)

Loans, net	19,273,403	19,168,285	19,226,802

Premises and equipment, net	477,948	479,546	475,944
Goodwill	24,431	24,431	24,431
Other intangible assets, net	4,156	5,149	6,693
Other real estate	139,653	150,271	174,941
Net deferred tax asset	789,525	806,406	1,985
Other assets	630,000	660,378	689,382

Total assets	$26,563,174	26,760,012	26,294,110

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,203,437	5,665,527	5,607,680
Interest bearing deposits, excluding brokered deposits	14,169,203	14,298,768	14,808,493
Brokered deposits	1,338,063	1,092,749	1,148,892

Total deposits	20,710,703	21,057,044	21,565,065

Federal funds purchased and securities sold under repurchase agreements	222,933	201,243	351,173
Long-term debt	1,885,689	1,726,455	1,301,616
Other liabilities	175,645	205,839	222,867

Total liabilities	22,994,970	23,190,581	23,440,721

Shareholders’ equity:
Series A Preferred Stock, no par value (1)	962,725	957,327	952,093
Common stock, par value $1.00 (2)	916,208	792,273	792,269
Additional paid-in capital	2,038,483	2,189,874	2,215,201
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive (loss) income	(33,060)	4,101	7,003
Accumulated deficit	(201,976)	(259,968)	(999,001)

Total shareholders’ equity	3,568,204	3,569,431	2,853,389

Total liabilities and shareholders’ equity	$26,563,174	26,760,012	26,294,110

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 910,514,396; 786,579,240; and 786,575,516 at June 30, 2013, December 31, 2012, and June 30, 2012, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2013				2012
		Second Quarter		First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities (2)	$	3,034,152		2,984,129	3,069,000	3,495,838	3,539,376
Yield		1.72	%	1.44	1.62	1.67	2.11

Tax-exempt investment securities (2) (4)	$	11,435		14,362	17,377	19,503	21,408
Yield (taxable equivalent)		6.47	%	6.34	6.59	6.47	6.40

Trading account assets	$	7,847		8,629	9,600	12,343	13,647
Yield		6.34	%	7.12	8.15	8.27	6.93

Commercial loans (3) (4)	$	15,515,117		15,464,065	15,692,588	15,691,881	15,941,719
Yield		4.36	%	4.46	4.48	4.63	4.67

Consumer loans (3)	$	4,015,589		3,997,557	3,992,986	3,940,000	3,896,941
Yield		4.68	%	4.73	4.75	4.80	4.87

Allowance for loan losses	$	(351,075)		(372,239)	(405,237)	(446,495)	(498,419)

Loans, net (3)	$	19,179,631		19,089,383	19,280,337	19,185,386	19,340,241
Yield		4.52	%	4.61	4.65	4.79	4.85

Mortgage loans held for sale	$	129,742		179,507	208,839	175,199	90,499
Yield		4.35	%	3.80	3.72	4.03	4.99

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$	1,550,113		1,343,652	1,366,422	1,215,743	1,668,814
Yield		0.24	%	0.24	0.24	0.24	0.24

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$	65,014		65,330	66,630	53,239	63,665
Yield		2.35	%	2.36	2.03	1.87	1.85
Total interest earning assets	$	23,977,934		23,684,992	24,018,205	24,157,251	24,737,650
Yield		3.88	%	3.95	3.99	4.09	4.14

Interest Bearing Liabilities

Interest bearing demand deposits	$	3,895,675		3,839,707	3,872,025	3,344,561	3,404,540
Rate		0.18	%	0.18	0.18	0.19	0.22

Money market accounts	$	6,072,155		6,135,649	6,251,374	6,751,607	6,769,037
Rate		0.33	%	0.33	0.33	0.33	0.42

Savings deposits	$	609,832		581,792	558,726	557,086	557,149
Rate		0.11	%	0.11	0.10	0.10	0.11

Time deposits under $100,000	$	1,537,639		1,581,092	1,648,554	1,763,864	1,868,348
Rate		0.64	%	0.69	0.74	0.85	0.97

Time deposits over $100,000	$	1,891,624		1,958,870	2,015,582	2,176,488	2,336,496
Rate		0.88	%	0.93	0.99	1.11	1.23

Brokered money market accounts	$	202,532		202,734	180,216	186,336	222,916
Rate		0.31	%	0.32	0.34	0.33	0.33

Brokered time deposits	$	1,131,444		1,013,461	800,434	820,908	1,036,521
Rate		0.77	%	0.99	1.42	1.83	1.94

Total interest bearing deposits	$	15,340,901		15,313,305	15,326,911	15,600,850	16,195,007
Rate		0.42	%	0.44	0.47	0.54	0.64

Federal funds purchased and other short-term liabilities	$	206,046		214,661	266,431	350,183	368,984
Rate		0.15	%	0.17	0.17	0.17	0.18

Long-term debt	$	1,762,173		1,688,580	1,740,588	1,372,741	1,326,239
Rate		3.06	%	3.26	3.31	4.09	4.34
Total interest bearing liabilities	$	17,309,120		17,216,546	17,333,930	17,323,774	17,890,230
Rate		0.68	%	0.72	0.75	0.81	0.91
Non-interest bearing demand deposits	$	5,327,795		5,232,587	5,466,312	5,560,827	5,606,352
Effective cost of funds		0.49	%	0.52	0.54	0.58	0.66
Net interest margin		3.39	%	3.43	3.45	3.51	3.48

Taxable equivalent adjustment	$	557		618	766	761	780

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	June 30, 2013
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$898,472	4.6%	$3,632	0.8%
Hotels	656,471	3.3	6,252	1.3
Office Buildings	782,196	4.0	11,158	2.3
Shopping Centers	844,309	4.3	10,510	2.2
Commercial Development	177,511	0.9	49,960	10.3
Warehouses	538,274	2.7	2,186	0.5
Other Investment Property	495,290	2.5	10,670	2.2

Total Investment Properties	4,392,523	22.3	94,368	19.6

1-4 Family Construction	120,417	0.6	3,090	0.6
1-4 Family Investment Mortgage	857,063	4.4	27,614	5.7
Residential Development	220,007	1.1	23,484	4.9

Total 1-4 Family Properties	1,197,487	6.1	54,188	11.2

Land Acquisition	752,319	3.8	156,202	32.3

Total Commercial Real Estate	6,342,329	32.3	304,758	63.0

Commercial, Financial, and Agricultural	5,397,786	27.5	69,250	14.3
Owner-Occupied Real Estate	3,833,713	19.6	45,531	9.4

Total Commercial & Industrial	9,231,499	47.1	114,781	23.7
Home Equity Lines	1,507,738	7.7	18,580	3.8
Consumer Mortgages	1,451,212	7.4	38,438	8.0
Small Business	568,881	2.8	5,042	1.0
Credit Cards	251,788	1.3	-	-
Other Retail Loans	278,603	1.4	1,865	0.4

Total Retail	4,058,222	20.6	63,925	13.2
Unearned Income	(23,767)	nm	-	nm

Total	$19,608,283	100.0%	$483,464	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		2Q13 vs. 1Q13		2Q13 vs. 2Q12
Loan Type	June 30, 2013	March 31, 2013	% change (1)	June 30, 2012	% change

Multi-Family	$898,472	857,239	19.3	785,726	14.3%
Hotels	656,471	657,462	(0.6)	706,782	(7.1)
Office Buildings	782,196	766,965	8.0	766,263	2.1
Shopping Centers	844,309	845,846	(0.7)	931,036	(9.3)
Commercial Development	177,511	206,075	(55.6)	283,115	(37.3)
Warehouses	538,274	531,015	5.5	486,055	10.7
Other Investment Property	495,290	498,213	(2.4)	457,633	8.2

Total Investment Properties	4,392,523	4,362,815	2.7	4,416,610	(0.5)

1-4 Family Construction	120,417	122,071	(5.4)	163,537	(26.4)
1-4 Family Investment Mortgage	857,063	866,921	(4.6)	919,009	(6.7)
Residential Development	220,007	248,403	(45.9)	401,278	(45.2)

Total 1-4 Family Properties	1,197,487	1,237,395	(12.9)	1,483,824	(19.3)

Land Acquisition	752,319	762,566	(5.4)	983,843	(23.5)

Total Commercial Real Estate	6,342,329	6,362,776	(1.3)	6,884,277	(7.9)

Commercial, Financial, and Agricultural	5,397,786	5,221,535	13.5	5,045,144	7.0
Owner-Occupied Real Estate	3,833,713	3,825,409	0.9	3,839,489	(0.2)

Total Commercial & Industrial	9,231,499	9,046,944	8.2	8,884,633	3.9

Home Equity Lines	1,507,738	1,508,507	(0.2)	1,603,905	(6.0)
Consumer Mortgages	1,451,212	1,378,055	21.3	1,383,915	4.9
Small Business	568,881	553,056	11.5	383,520	48.3
Credit Cards	251,788	251,618	0.3	262,402	(4.0)
Other Retail Loans	278,603	288,483	(13.7)	290,793	(4.2)

Total Retail	4,058,222	3,979,719	7.9	3,924,535	3.4

Unearned Income	(23,767)	(21,552)	nm	(13,318)	nm

Total	$19,608,283	19,367,887	5.0%	19,680,127	(0.4)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)		2013	2012				2nd Quarter
		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘13 vs. ‘12 Change
Non-performing Loans	$	483,464	513,227	543,333	700,204	755,161	(36.0) %
Other Loans Held for Sale (1)		12,083	9,129	9,455	10,019	31,306	(61.4)
Other Real Estate		139,653	155,237	150,271	189,182	174,941	(20.2)

Non-performing Assets		635,200	677,592	703,059	899,405	961,408	(33.9)

Allowance for Loan Losses		334,800	351,772	373,405	420,404	453,325	(26.1)

Net Charge-Offs - Quarter		29,969	57,328	193,525	96,493	98,692	(69.6)
Net Charge-Offs / Average Loans - Quarter (2)		0.61%	1.18	3.94	1.97	1.99

Non-performing Loans / Loans		2.47	2.65	2.78	3.55	3.84
Non-performing Assets / Loans, Other Loans Held for Sale & ORE		3.21	3.47	3.57	4.51	4.83
Allowance / Loans		1.71	1.82	1.91	2.13	2.30

Allowance / Non-performing Loans		69.27	68.54	68.72	60.04	60.03
Allowance / Non-performing Loans (3)		91.76	97.75	93.49	131.56	136.94

Past Due Loans over 90 days and Still Accruing	$	4,596	5,799	6,811	8,972	5,863	(21.6) %
As a Percentage of Loans Outstanding		0.02%	0.03	0.03	0.05	0.03

Total Past Dues Loans and Still Accruing	$	80,678	88,330	104,825	108,633	91,962	(12.3)
As a Percentage of Loans Outstanding		0.41%	0.46	0.54	0.55	0.47

Accruing troubled debt restructurings (TDRs)	$	635,125	623,900	673,383	698,847	687,396	(7.6)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.

(2) Ratio is annualized.

(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	June 30, 2013	December 31, 2012	June 30, 2012
Tier 1 Capital	$2,904,985	2,832,244	2,822,487
Total Risk-Based Capital	3,445,113	3,460,998	3,449,214
Tier 1 Capital Ratio	13.49%	13.24	13.35
Tier 1 Common Equity Ratio	8.97	8.72	8.80
Total Risk-Based Capital Ratio	16.00	16.18	16.31
Tier 1 Leverage Ratio	11.33	11.00	10.66
Common Equity as a Percentage of Total Assets (2)	9.81	9.76	7.23
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.71	9.66	7.12
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	11.96	12.07	8.84
Book Value Per Common Share (4) (5)	2.86	2.99	2.09
Tangible Book Value Per Common Share (3) (5)	2.83	2.95	2.05

(1) Current quarter regulatory capital information is preliminary.

(2) Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.

(5)	June 30, 2013 includes addition to common shares from the final settlement of tangible equity units (tMEDS) of 122.8 million shares. Equity and common shares for prior periods exclude impact of unexercised tangible equity units (tMEDs).